UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2010

NUCOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

1-4119	13-1860817
(Commission File Number)	(IRS Employer Identification No.)

1915 Rexford Road, Charlotte, North Carolina	28211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 366-7000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On September 8, 2010, the Board of Directors of Nucor Corporation (the “Corporation”) approved certain amendments to the Corporation’s Bylaws. The amendments were effective immediately upon their approval by the Board. Apart from non-substantive language and conforming changes and other technical and cross-reference edits, the Bylaws were amended in the manner summarized below.

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Article II, Section 2 (Annual Meeting Requirement). This section has been revised to provide that the annual meeting of stockholders may be held on any date in May of each year as shall be designated by the Board of Directors. Formerly, the date for the Corporation’s annual meeting of stockholders was fixed for the second Thursday of May.

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Article II, Section 3 and Article III, Section 1(b) (Advance Notice Period Requirements for Stockholder Proposals and Director Nominations). Each of Article II, Section 3, governing the submission of a stockholder proposal for consideration at a meeting of stockholders, and Article III, Section 1(b), governing stockholder nominations for persons for election to the Board, has been revised to clarify and enhance the advance notice requirements. Specifically, with respect to stockholder proposals and director nominations for consideration at any “annual” meeting of stockholders, these sections have been revised to require that stockholders provide notice of such proposals or nominations to the Corporation “not less than 120 calendar days nor more than 150 calendar days before the first anniversary of the date the corporation began mailing its proxy materials for the preceding year’s annual meeting of stockholders.” With respect to stockholder proposals to be presented at any “special” meeting of stockholders, Article II, Section 3 has been revised to require that stockholders provide notice of such proposals to the Corporation “not earlier than 150 calendar days before the date of the special meeting nor later than the later of 120 calendar days before the date of the special meeting or the tenth day following the day on which public announcement of the date of the special meeting was first made.” Previously, the Corporation’s Bylaws required that notice of stockholder proposals and director nominations for consideration at any stockholder meeting be received by the Corporation “not less than 60 days nor more than 90 days prior to the date of such meeting.”

Each of Article II, Section 3 and Article III, Section 1(b) has also been revised to provide that the notice required to be submitted by a stockholder proposing business for consideration or nominating a candidate for director at a meeting of the Corporation’s stockholders include the following additional information: the name and address of any “Stockholder Associated Person,” as such term is defined in the Corporation’s Bylaws; the class and number of shares owned by any Stockholder Associated Person with respect to the Corporation’s securities; any derivative positions, hedging transactions or any other agreement, arrangement or understanding the proposing stockholder or any Stockholder Associated Person has with respect to the Corporation’s stock; a statement whether either the proposing stockholder or any Stockholder Associated Person will deliver proxy materials to holders of at least the percentage of the Corporation’s voting shares required under applicable law to carry the proposal; and, with respect to any stockholder proposal, a description of any material interest of any Stockholder Associated Person in the proposal.

Article III, Section 1(b) has also been revised to provide that the notice required to be submitted by a stockholder nominating a candidate for election as a director at a meeting of the Corporation’s stockholders include, as to each such nominee, the following additional information: any derivative positions held or beneficially held by the nominee and a written statement executed by the nominee acknowledging that as a director of the Corporation, the nominee will owe a fiduciary duty under Delaware law with respect to the Corporation and its stockholders.

Article II, Section 3 has been revised to provide that no proposal presented by a stockholder that is not included in the Corporation’s proxy statement shall be considered at any stockholders meeting except in accordance with the provisions of this section of the Corporation’s Bylaws. In addition, this section has been revised to provide that business proposed to be brought by a stockholder may not be brought before the meeting if such stockholder or a Stockholder Associated Person takes any action contrary to the representations made pursuant to the provisions of this section or if the notice of the proposal applicable to such business contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. This section has also been amended to provide that the Chairman of the Board or the other director exercising the Chairman’s powers and duties at a meeting has the authority to determine and declare at the meeting that business was not properly brought before the meeting and that any such business shall not be conducted.

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Article II, Section 4 (Notice of Stockholder Meetings). This section has been revised to cover the notice requirements for both annual and special meetings of stockholders and to reflect the possibility under Delaware law that the Corporation may elect to fix different record dates for purposes of determining those stockholders entitled to notice of a stockholder meeting and those stockholders entitled to vote at such meeting.

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Article II, Section 5 (Stockholder List). This section has been revised to provide for reasonable notice to the Corporation if a stockholder wants to examine the list of stockholders entitled to vote at a meeting during ordinary business hours at the Corporation’s principal place of business. This section has also been revised to provide that if the record date for determining stockholders entitled to vote at the meeting is less than ten days prior to the date of such meeting, the stockholder list will reflect the stockholders entitled to vote as of the tenth day prior to the meeting.

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Article II, Section 7 (Quorum for Stockholder Meetings). This section (which was previously Section 9 of Article II) has been revised to give the Chairman of the Board (in addition to the stockholders entitled to vote at the meeting) the power to adjourn a stockholder meeting if a quorum is not present.

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Article II, Section 9 (Voting Rights of Stockholders). This section (which was previously Section 11 of Article II) has been revised to reflect the possibility under Delaware law that the Corporation may elect to fix different record dates for purposes of determining those stockholders entitled to notice of a stockholder meeting and those stockholders entitled to vote at such meeting.

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Article II, Section 10 (Appointment by Stockholder of Proxy to Vote Shares). This section has been added to update the language for appointment by stockholders of a proxy to vote shares at a stockholder meeting to reflect changes in Delaware law, including flexibility in method of appointment, which was previously restricted to execution of an instrument in writing subscribed by the stockholder.

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Article II, Section 11 (Appointment of Inspector(s) of Election). This section has been added to reflect the requirement of Delaware law for appointment of an inspector or inspectors of election that was not previously included in the Corporation’s Bylaws.

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Article III, Section 1(a) (Number, Election and Terms of Directors). This section has been revised regarding the classification of the Board to make the language of the Bylaws consistent with the Corporation’s Certificate of Incorporation which has been recently amended to provide for the phased-in elimination of the classified structure of the Board of Directors. As amended, the Corporation’s Certificate of Incorporation provides for the annual election of all directors beginning with the Corporation’s 2013 annual meeting of stockholders. This section has also been revised to provide that no reduction in the authorized number of directors shall have the effect of removing any director before that director’s term of office expires and that each director shall hold office until such director’s successor is elected and qualified or until such director’s earlier resignation.

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Article III, Section 2 (Filling Vacancies on Board of Directors). This section has been revised regarding the term of office for directors elected to fill vacancies and newly created directorships resulting from any increase in the authorized number of directors to make the language of the Bylaws consistent with the Corporation’s Certificate of Incorporation, as amended to declassify the Board of Directors over a three-year period.

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Article III, Section 8 (Participation in Board or Committee Meetings by Conference Telephone or Other Communications Equipment). This section has been added to reflect the provisions of Delaware law providing that directors may participate in Board or committee meetings by conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and that such participation in a meeting constitutes presence in person at the meeting.

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Article III, Section 9 (First Meeting of Each Newly Elected Board). This section has been revised to provide that the first meeting of each newly elected Board shall be held immediately following the annual meeting of stockholders. The Corporation’s Bylaws previously required stockholders to fix by vote at the annual meeting the time and place for the first meeting of each newly elected Board.

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Article III, Section 11 (Special Meetings of Board of Directors). This section has been revised to give the Secretary the power to call a special meeting of the Board at the request of “a majority of the directors.” Formerly, a special meeting was required to be called on the written request of “two directors.” This section has also been revised to update the manner of giving notice to directors to include personally, by mail, electronic mail, courier or telefax. In addition, this section has been revised to provide that a special meeting of the “independent” directors may by called by the Lead Director in accordance with the same notice procedures.

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Article III, Section 12 (Quorum for Board of Directors Meetings). This section has been revised to provide that at all meetings of the Board of Directors “a majority of the directors” shall constitute a quorum for the transaction of business. Formerly, the Corporation’s Bylaws provided that “the lesser of three directors or a majority of the directors (but not less than one third of the total number of directors nor less than two directors)” constituted a quorum.

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Article III, Section 13 (Action by Unanimous Written Consent of Board of Directors or Committee.) This section has been revised to provide that action may be taken by unanimous consent without a meeting if all directors (or committee members) consent thereto in writing or by electronic transmission. Formerly, action by unanimous consent without a meeting could only be taken if a hard copy written consent was signed by each director.

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Article III, Section 14 (Committees of Directors). This section has been revised to allow delegation of powers to a committee in a committee charter approved by the Board of Directors and to require that committees be constituted in accordance with, and have such duties and powers as shall be required by, the Corporate Governance Rules of the New York Stock Exchange.

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Article III, Section 15 (Quorum Requirements for Board Committee Meetings). This section was added to provide that at all meetings of Board committees a quorum shall be at least 50% of the directors comprising any such committee, and that, except as may be otherwise specifically provided by law or by the Corporation’s Certificate of Incorporation, the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of such committee. Formerly, the Corporation’s Bylaws did not specifically address the quorum requirements for Board committees. This section also provides that if a quorum is not present at any committee meeting, the directors present at such meeting may adjourn the meeting until a quorum is present. In addition, this section provides that a meeting of a committee at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors serving on the committee, if any action taken is approved by at least a majority of the required quorum for the committee meeting.

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Article III, Section 17 (Compensation of Directors). This section (which was previously Section 16 of Article III) has been revised to replace the highly specific language that contemplated Board and committee meeting attendance fees with a broad grant of authority to the Board of Directors to fix the compensation of directors.

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Article IV, Section 1 (Notices of Meetings of Stockholders). This section has been revised to provide that notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the Corporation’s records. This section has also been revised to provide that an affidavit of the secretary or other specified persons that the notice has been given constitutes prima facie evidence of the facts stated therein.

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Article IV, Section 2 (Fixing of Record Dates). This section has been added to incorporate the language regarding fixing of record dates that was previously included in Section 5 of Article VI of the Corporation’s Bylaws and to update such language to reflect changes to Delaware law regarding flexible procedures for setting record dates for purposes of determining those stockholders entitled to notice of stockholder meetings, those stockholders entitled to vote at such meetings and those stockholders entitled to receive payment of dividends or other distributions or allotment of any rights.

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Article IV, Section 3 (Waiver of Notice). This section has been added to incorporate the language previously included in Section 2 of Article IV regarding waiver of notice and to allow waiver by electronic transmission as well as by a signed writing and to reflect more fully the provisions of Delaware law on waiver of notice than previously in the Corporation’s Bylaws.

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Article V, Section 1 (Officers). This section has been revised to reflect the Corporation’s current officer positions, including a Chief Executive Officer, a Chief Financial Officer, one or more presidents, and one or more vice presidents (any one or more of whom may be designated as a “senior” or “executive” vice president). This section has also been revised to give the Board of Directors the authority to appoint one of the presidents or vice presidents as the Chief Operating Officer of the Corporation, and to give the Chief Executive Officer the authority to appoint one or more assistant treasurers and assistant secretaries.

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Article V, Section 2 (Compensation of Officers). This section (which was previously Section 4 of Article V) has been revised to provide that the compensation of the Chief Executive Officer is to be set by the compensation committee of the Board of Directors (as opposed to the Board), as is required by the Corporate Governance Rules of the New York Stock Exchange.

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Article V, Section 3 (Removal or Resignation of Officers). This section (which was previously Section 5 of Article V) has been revised to provide that the removal of any officer shall be without prejudice to the contractual rights of such officer, if any, with the Corporation and that the resignation of any officer shall be without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

•	Article V, Section 4 (Chief Executive Officer). This section has been added to describe more specifically the powers and duties of the Chief Executive Officer.

•	Article V, Section 5 (Chief Financial Officer). This section has been added to describe more specifically the powers and duties of the Chief Financial Officer.

•	Article V, Section 6 (President(s)). This section has been revised to reflect the addition of the Chief Executive Officer as a corporate officer position and to permit more than one President.

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Article V, Section 7 (Vice President(s)). This section has been revised to give the Chief Executive Officer (in addition to the Board of Directors) the authority to prescribe the duties and powers of the Vice Presidents.

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Article VI, Section 1 (Stock Certificates). This section has been revised to add the Chief Executive Officer and the Chief Financial Officer as officers with the authority to sign stock certificates. This section has also been revised to incorporate the language that was previously included in Section 2 of Article VI of the Corporation’s Bylaws providing that any or all of the signatures on a stock certificate may be a facsimile of the actual signature.

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Article VI, Section 2 (Validity of Facsimile Signatures; Special Designation on Certificates). This section has been revised to delete the requirement that certificates be manually signed by a transfer agent or by a transfer clerk acting on behalf of the Corporation and a registrar, as this is no longer required by Delaware law or the Corporate Governance Rules of the New York Stock Exchange. This section has also been revised to reflect the requirements of Delaware law regarding describing on the stock certificates issued by the Corporation, the powers, designations, preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

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Article VII, Section 3 (Annual Statement; Survival of Indemnification Rights). This section has been revised to delete the requirement that the Board of Directors present at a meeting of stockholders a statement of the business and condition of the Corporation. This section has also been revised to expressly provide that the rights to indemnification and advancement of expenses conferred by the Corporation’s Certificate of Incorporation shall continue as to a person who has ceased to be a director, officer, employee or agent of the Corporation, and that any amendment, alteration or repeal of the article in the Corporation’s Certificate of Incorporation providing for such rights shall not adversely affect any right or protection of any person in respect of any act or omission occurring prior to such amendment, alteration or repeal.

•	Article VII, Section 6 (Construction of Bylaws). This section was added to provide general rules of construction for interpretation of the Corporation’s Bylaws.

The preceding description is qualified in its entirety by reference to the text of the Corporation’s Amended and Restated Bylaws as adopted and effective as of September 8, 2010. The Amended and Restated Bylaws as adopted and effective as of September 8, 2010, and a copy marked to show changes from the prior Amended and Restated Bylaws, are attached hereto as Exhibits 3.1 and 3.2, respectively.

Item 8.01.	Other Events.

On September 8, 2010, the Board of Directors of the Corporation approved the restatement of the Corporation’s Certificate of Incorporation (the “Restated Certificate of Incorporation”). The Restated Certificate of Incorporation only restates and integrates and does not further amend the Corporation’s Certificate of Incorporation, as heretofore amended or supplemented.

A copy of the Corporation’s Restated Certificate of Incorporation, as filed with the Delaware Secretary of State on September 9, 2010, is attached hereto as Exhibit 3.3.

The Description of Common Stock of the Corporation set forth in Exhibit 99.1 hereto is filed for the purpose of updating in its entirety the description of the Corporation’s Common Stock contained in or incorporated by reference in the Corporation’s effective registration statements currently on file with the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amended and Restated Bylaws of Nucor Corporation

3.2	Bylaws of Nucor Corporation, marked to show amendments effective as of September 8, 2010

3.3	Restated Certificate of Incorporation of Nucor Corporation

99.1	Description of Common Stock of Nucor Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUCOR CORPORATION

Date: September 14, 2010	By:	/s/ James D. Frias
James D. Frias
Chief Financial Officer, Treasurer and
Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Nucor Corporation

3.2	Bylaws of Nucor Corporation, marked to show amendments effective as of September 8, 2010

3.3	Restated Certificate of Incorporation of Nucor Corporation

99.1	Description of Common Stock of Nucor Corporation